UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2010, the Compensation Committee of Smithfield Foods, Inc. (the “Company”) awarded performance share units to its executive officers under the Company’s 2008 Incentive Compensation Plan.  A summary of the performance share unit awards granted to the Company’s executive officers in the Pork Group is set forth on Exhibit 99.1, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 16, 2010, the Company amended Section 2.3(c) of its Bylaws.  The principal features of the amendment are as follows:

Section 2.3(c), as amended, provides for the election of directors by a majority of votes cast in uncontested elections.  A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” the director.  Abstentions and Broker Non-Votes are not counted as votes “for” or votes “against.”

Previously, directors were elected under a plurality vote standard, meaning the candidates receiving the highest number of votes were elected whether or not they received a majority of the votes cast. Contested elections, where the number of nominees standing for election exceeds the number of directors to be elected, will continue to use the plurality vote standard.

If an incumbent director is not elected, the director must promptly tender his or her resignation to the Board. The Nominating and Governance Committee will then make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will publicly disclose its decision and the rationale behind it within 90 days of the certification of the election results.  The director who offers his or her resignation will not participate in the Board’s decision.

The foregoing is a brief description of the amendment to the Company’s Bylaws and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated.  This description should be read in conjunction with the Company’s Bylaws, as amended and restated, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Bylaws, as amended and restated, effective June 16, 2010 (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K filed with the SEC on June 18, 2010).

99.1	Summary of Performance Share Unit Awards to Executive Officers in the Pork Group granted on June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: June 21, 2010	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 3.1	Bylaws, as amended and restated, effective June 16, 2010 (incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K filed with the SEC on June 18, 2010).

Exhibit 99.1	Summary of Performance Share Unit Awards to Executive Officers in the Pork Group granted on June 15, 2010.